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                        NEW ISSUE COMPUTATIONAL MATERIALS
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                                    GMAC RFC
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                          $1,000,000,000 (APPROXIMATE)
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                           RASC SERIES 2002-KS3 TRUST
           HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
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                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER
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  The following is preliminary New Issue Computational Materials. All terms and statements are subject to further change.


                              GMAC RFC SECURITIES
                                 AS UNDERWRITER


    Any transactions in the certificates will be effected through Residential
                         Funding Securities Corporation.




                                  MAY 16, 2002


________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
________________________________________________________________________________

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.



________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Information Relating to the Collateral
________________________________________________________________________________


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THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
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

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 LOAN GROUP                                         I                  II         AGGREGATE
                                  (CONFORMING)
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
 Current Principal Balance
(as of 5/01/02)                       $500,032,875.02     $526,607,755.31   $1,026,640,630.33
 Loan Count                                     4,378               4,292               8,670
 Average Current Principal Balance           $114,215            $122,695            $118,413
 Average Original Principal Balance          $114,354            $122,856            $118,563
 Range of Original Principal Balance
                                   $17,500 - $316,000  $15,000 - $650,000  $15,000 - $650,000

     Up to $25,000.00                           0.06%               0.13%               0.09%
     $25,000.01 to $50,000.00                   3.30%               3.81%               3.56%
     $50,000.01 to $75,000.00                  10.38%              10.77%              10.58%
     $75,000.01 to $100,000.00                 12.88%              14.58%              13.75%
     $100,000.01 to $125,000.00                19.48%               9.87%              14.55%
     $125,000.01 to $150,000.00                13.70%              11.95%              12.80%
     $150,000.01 to $175,000.00                11.99%               6.97%               9.41%
     $175,000.01 to $200,000.00                 7.38%               9.86%               8.65%
     $200,000.01 to $300,000.00                20.71%              16.38%              18.49%
     $300,000.01 to $400,000.00                    --              12.57%               6.51%
     $400,000.01 to $500,000.00                    --               1.89%               0.97%
     $500,000.01 to $600,000.00                    --               0.73%               0.37%
     $600,000.01 or higher                         --               0.48%               0.25%
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 WA Mortgage Rate
                                               8.739%              8.597%              8.667%
 Range of Mortgage Rates             6.250% - 13.400%    6.200% - 13.080%    6.200% - 13.400%
     6.000% to 6.999%                           2.46%               3.35%               2.92%
     7.000% to 7.999%                          21.90%              27.04%              24.54%
     8.000% to 8.999%                          39.00%              38.32%              38.65%
     9.000% to 9.999%                          27.61%              23.67%              25.59%
     10.000% to 10.999%                         7.74%               6.36%               7.03%
     11.000% to 11.999%                         1.09%               1.05%               1.07%
     12.000% to 12.999%                         0.18%               0.21%               0.20%
     13.000% to 13.999%                         0.02%               0.01%               0.02%
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 WA Margin                                     7.878%              7.766%              7.821%
 WA Lifetime Rate Cap                         14.979%             14.832%             14.904%
 WA Lifetime Rate Floor                        8.610%              8.482%              8.544%
 WA Initial Periodic Cap                       2.920%              2.909%              2.914%
 WA Periodic Cap                               1.090%              1.089%              1.089%
 WA Months to Roll                                 28                  28                  28
 Index Type: 6-Mo LIBOR / 3-Yr         99.98% / 0.02%     100.00% / 0.00%      99.99% - 0.01%
Treasury
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 WA Age (mos)
                                                    1                   1                   1
 WA Original Term to Maturity                                         360
(mos)                                             360                                     360
 WA Remaining Term to Maturity                                        359
(mos)                                             359                                     359
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

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Information Relating to the Collateral
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


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 LOAN GROUP                                         I                 II        AGGREGATE
                                  (CONFORMING)
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
 Balloon / Fully Amortizing           0.00% / 100.00%    0.00% / 100.00%    0.00% / 100.00%
 First Lien / Second Lien             100.00% / 0.00%    100.00% / 0.00%    100.00% / 0.00%
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 CREDIT SCORE
 Weighted Average Credit Score
                                                  610                612                611
 Range of Credit Scores                     453 - 811          469 - 806          453 - 811
     400 to 459                                 0.02%                  -              0.01%
     460 to 499                                 0.44%              0.25%              0.34%
     500 to 539                                 4.57%              4.55%              4.56%
     540 to 579                                20.77%             20.30%             20.53%
     580 to 619                                35.23%             33.37%             34.28%
     620 to 659                                25.76%             27.67%             26.74%
     660 to 699                                 8.74%              9.31%              9.03%
     700 to 739                                 3.06%              3.40%              3.23%
     740 to 779                                 0.92%              0.68%              0.80%
     780 to 819                                 0.15%              0.14%              0.15%
     Not Available                              0.34%              0.32%              0.33%
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 CREDIT GRADES
     A4                                        45.18%             45.22%             45.20%
     AX                                        25.93%             26.27%             26.10%
     AM                                        15.72%             14.47%             15.08%
     B                                          8.60%             10.01%              9.32%
     C                                          3.36%              2.67%              3.00%
     CM                                         1.22%              1.37%              1.29%
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 ORIGINAL LTV
 Weighted Average Original LTV                                                       81.96%
                                               83.13%             80.85%
     Up to 40.00%                               0.18%              0.89%              0.54%
     40.01% to 50.00%                           0.51%              1.43%              0.98%
     50.01% to 60.00%                           1.61%              3.35%              2.50%
     60.01% to 70.00%                           6.56%              8.26%              7.44%
     70.01% to 80.00%                          34.52%             38.38%             36.50%
     80.01% to 90.00%                          45.88%             38.89%             42.30%
     90.01% to 100.00%                         10.72%              8.80%              9.74%
--------------------------------------------------------------------------------------------


RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Information Relating to the Collateral
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



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  LOAN GROUP                                      I                II       AGGREGATE
                                  (CONFORMING)
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
PROPERTY TYPE
 Single-family detached                      88.67%            85.64%            87.11%
 Planned Unit Developments (detached)         6.64%             9.63%             8.17%
 Condo Low-Rise (less than 5 stories)         2.34%             2.33%             2.34%
 Planned Unit Developments (attached)         1.06%             0.86%             0.96%
 Townhouse                                    0.78%             0.84%             0.81%
 Manufactured Home                            0.44%             0.40%             0.42%
 Condo Mid-Rise                               0.05%             0.14%             0.10%
 Condo High-Rise (9 stories or more)          0.01%             0.15%             0.08%
 Leasehold                                    0.01%             0.01%             0.01%
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OCCUPANCY STATUS
 Owner Occupied                              91.00%            91.54%            91.28%
 Non-Owner Occupied                           8.48%             7.38%             7.91%
 Second/Vacation Home                         0.53%             1.08%             0.81%
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DOCUMENTATION
 Full Documentation                          79.73%            79.07%            79.39%
 Limited Documentation                       20.27%            20.93%            20.61%
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LOAN PURPOSE
 Refinance                                   61.20%            64.43%            62.86%
 Purchase                                    31.88%            28.09%            29.94%
 Rate/Term Refinance                          6.92%             7.48%             7.21%
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PREPAYMENT PENALTIES TERMS
     None                                    17.04%            20.17%            18.64%
     12 months                                6.60%             5.98%             6.28%
     24 months                               29.15%            29.09%            29.12%
     36 months                               42.83%            39.74%            41.24%
     48 months                                0.04%             0.04%             0.04%
     60 months                                3.48%             4.05%             3.77%
     Other (not more than 60 months)          0.88%             0.93%             0.91%
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GEOGRAPHIC CONCENTRATION (> 5%)
                                           MI 9.39%         CA 13.21%         CA 11.15%
                                           CA 8.99%          MI 9.32%          MI 9.35%
                                           FL 6.95%          FL 6.36%          FL 6.65%
                                           MN 6.37%          MN 6.02%          MN 6.19%
                                           GA 5.08%
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
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